Centre Capital Corp.
Index To Financial Statements



                                                            PAGES
Report of Independent Auditors                              F-1
Balance Sheet                                               F-2
Statement of Operations                                     F-3
Statement of Changes in Stockholders Equity                 F-4
Statement of Cash Flows                                     F-5
Notes to Financial Statements                               F-6 through F-8

SELLERS & ANDERSEN L.L.C.                         941 East 3300 South, Suite 202
CERTIFIED PUBLIC ACCOUNTANTS AND                      Salt Lake City, Utah 84106
BUSINESS CONSULTANTS


Member SEC Practice Section of the AICPA                  Telephone 801 486-0096

Fax 801 486-0098


Board of Directors
Centre  Capital  Corporation
Toronto, Ont.,  Canada

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have audited the accompanying balance sheet of Centre Capital Corporation (development stage company) at September 30, 2002 and the related statement's of operations, stockholders' equity, and cash flows for the years ended September 30, 2002 and 2001 and the period February 12, 2002 (date of inception of development stage) to September 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT AS WELL AS EVALUATING THE OVERALL BALANCE SHEET PRESENTATION. WE BELIEVE THAT OUR AUDIT PROVIDES A REASONABLE BASIS FOR OUR OPINION.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Centre Capital Corporation at September 30, 2002 and the results of operations, and cash flows for the years ended September 30, 2002 and 2001 and the period February 12, 2002 (date of inception of development stage) to September 30, 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company does not have the necessary working capital to service its debt and for its planned activity, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 4. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Salt Lake City, Utah                         s\Sellers & Andersen L.L.C.
July 7, 2003

CENTRE CAPITAL CORPORATION
(Development Stage Company)
BALANCE SHEET
September 30, 2002



ASSETS

CURRENT ASSETS
   Cash                                                    $              -

                                                         -------------------
      Total Current Assets                                 $              -
                                                         ===================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable - related parties                      $         13,072
   Accounts payable                                                   1,149
                                                         -------------------
      Total Current Liabilities                                      14,221

STOCKHOLDERS' EQUITY
   Common stock
      50,000,000 shares authorized, $0.001 par value,
      125,754 shares issued and outstanding                             126
   Capital in excess of par value                                     1,374
   Stock subscriptions received - note 1                             50,000
   Deficit accumulated during the development
      stage - dated February 12, 2002 - note 1                      (65,721)
                                                         -------------------
      Total Stockholders' Deficiency                                (14,221)
                                                         -------------------
                                                           $              -
                                                         ===================



The accompanying notes are an integral part of these financial statements.

CENTRE CAPITAL CORPORATION
(Development Stage Company)
STATEMENT OF OPERATIONS
For the Years Ended September 30, 2002 and 2001 and the Period February 12, 2002 (date of inception of development stage) to September 30, 2002



                                                                                                  FEB. 12, 2002
                                                                                             (DATE OF INCEPTION
                                                                                                 OF DEVELOPMENT
                                                                                                      STAGE) TO
                                                          SEP. 30, 2002       SEP. 30, 2001       SEP. 30, 2002
REVENUES                                              $               -      $            -     $             -

EXPENSES
   Administrative                                                15,721                   -              15,721
   Impairment of goodwill                                        50,000                   -              50,000
                                                    ------------------------------------------------------------
                                                                 65,721                   -              65,721
                                                    ------------------------------------------------------------
NET LOSS                                              $         (65,721)     $            -     $       (65,721)
                                                    ============================================================

NET LOSS PER COMMON SHARE
   Basic                                              $           (0.52)     $            -
                                                    ----------------------------------------

WEIGHTED AVERAGE OUTSTANDING SHARES
   Basic                                                        125,754             125,754
                                                    ----------------------------------------







The accompanying notes are an integral part of these financial statements.

CENTRE CAPITAL CORPORATION
(Development Stage Company)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
For the Period February 12, 2002 (date of inception of development stage) to September 30, 2002


                                                                                                         DEFICIT
                                                                                                       ACCUMULATED
                                                                                       CAPITAL IN       DURING THE
                                                             COMMON STOCK              EXCESS OF       DEVELOPMENT
                                                        SHARES          AMOUNT         PAR VALUE          STAGE
                                                   -------------------------------------------------------------------
Balance February 12, 2002                                   125,754   $         126  $          (126)  $            -

Capital contributions - expenses - 2002                           -               -            1,500                -
Net operating loss for the year ended
   September 30, 2002                                             -               -                -          (65,721)
                                                   -------------------------------------------------------------------
Balance September 30, 2002                                  125,754   $         126  $         1,374   $      (65,721)
                                                   ===================================================================


The accompanying notes are an integral part of these financial statements.

CENTRE CAPITAL CORPORATION
(Development Stage Company)
STATEMENT OF CASH FLOWS
For the Years Ended September 30, 2002 and 2001 and the Period February 12, 2002 (date of inception of development stage) to September 30, 2002


                                                                                                            FEB. 12, 2002
                                                                                                       (DATE OF INCEPTION
                                                                                                           OF DEVELOPMENT
                                                                                                                STAGE) TO
                                                                    SEP. 30, 2002       SEP. 30, 2001       SEP. 30, 2002
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                       $          (65,721)   $              -   $         (65,721)
   Adjustments to reconcile net loss to net cash provided
   by operating activities
      Changes in accounts payable                                          14,221                   -              14,221
      Capital contributions - expenses                                      1,500                   -               1,500
                                                              ------------------------------------------------------------
         Net Cash Used in Operations                                      (50,000)                  -             (50,000)

CASH FLOWS FROM INVESTING ACTIVITIES                                            -                   -
                                                              ------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock subscriptions received                                        50,000                   -              50,000
                                                              ------------------------------------------------------------


Net Increase (Decrease) in Cash                                                 -                   -                   -
Cash at Beginning of Period                                                     -                   -                   -
                                                              ------------------------------------------------------------
Cash at End of Period                                          $                -    $              -   $               -
                                                              ============================================================

SCHEDULE OF NONCASH OPERATING AND FINANCING ACTIVITIES
   Capital contributions - expenses                                         1,500                   -               1,500
                                                              ------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                           Centre Capital Corporation
                           (Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2002

1.        ORGANIZATION

The Company was incorporated under the laws of the state of Nevada on September 6, 1988 with authorized common stock of 50,000,000 shares at $.001 par value.

On September 24, 2001 the Company filed a voluntary petition for bankruptcy in the United States Bankruptcy Court under Chapter 7. The Company emerged from bankruptcy pursuant to a Bankruptcy Court Order entered on February 12, 2002 with no remaining assets or liabilities.

The bankruptcy settlement included, a cancellation of the authorized and any outstanding preferred shares; a cancellation of all common and preferred share conversion rights including warrants, options and convertible debt; a reverse common stock split of 150 shares of outstanding stock for one share; and the right to issue an additional 7,500,000 post split common shares. The consideration was $50,000, which was paid into the bankruptcy court by the recipient of the rights to issue shares. The $50,000 paid into the court is shown under stock subscriptions received in the balance sheet pending the issuance of the stock (note 3).

Amended articles of incorporation completing the terms of the bankruptcy have been filed in the state of Nevada.

This report has been prepared showing the post split common stock outstanding, at $.001 par value, from inception. The accumulated deficit prior to February 12, 2002 has been restated to zero and dated February 12, 2002 with the statement of operations to begin on that date.

The Company was organized for the purpose of marketing health and beauty care products, however, after February 12, 2002 the activity was abandoned and the Company has since remained inactive and thereafter is considered to be a development stage company.

2.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods
------------------

The Company recognizes income and expenses based on the accrual method of accounting.

Dividend Policy
---------------

The Company has not adopted a policy regarding payment of dividends.

Cash and Cash Equivalents
-------------------------

The Company considers all highly liquid investments purchased with a maturity, at the time of purchase, of less than three months, to be cash equivalents.

Income Taxes
------------

On September 30, 2002, the Company had a net operating loss available for carry forward of $65,721. The tax benefit of approximately $19,716 from the loss carry forward has been fully offset by a valuation reserve because the use of the future tax benefit is doubtful since the Company has no operations. The loss carryover will expire in 2022.

Basic and Diluted Net Income (Loss) Per Share
---------------------------------------------

Basic net income (loss) per share amounts are computed based on the weighted average number of shares actually outstanding. Diluted net income (loss) per share amounts are computed using the weighted average number of common shares and common equivalent shares outstanding as if shares had been issued on the exercise of any common share rights unless the exercise becomes antidilutive and then only the basic per share amounts are shown in the report.

Goodwill
--------

On February 12, 2002, the Company recorded the $50,000 paid into the court as goodwill. The Company has adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets". The Company has conducted an impairment test and determined that the goodwill balance was fully impaired due to the uncertainty with regard to future cash flows and a general lack of financial resources. In accordance with this impairment, the Company expensed the entire goodwill balance.

Financial Instruments
---------------------

The carrying amounts of financial instruments, including accounts payable, are considered by management to be their estimated fair values.

Financial and Concentrations of Risk
------------------------------------

The Company does not have any concentration or related financial credit risk.

Statement of Cash Flows
-----------------------

For the purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Revenue Recognition
-------------------

Revenue is recognized on the sale and transfer of goods and the completion of services provided.

Advertising and Market Development
----------------------------------

The Company expenses advertising and market development costs as incurred.

Estimates and Assumptions
-------------------------

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

Recent Accounting Pronouncements
--------------------------------

Management does not expect that the adoption of other recent accounting pronouncements to have a material impact on its financial statements.

3.        SIGNIFICANT TRANSACTIONS WITH RELATED PARTIES

The president-director acquired the rights to issue 7,500,000 common shares of which 2,000,000 shares were issued on May 22, 2003, (as outlined in note 1), which amounts to 94% of the outstanding common stock after the shares were issued, and has made contributions to the capital of $1,500 by the payment of Company expenses, and made no interest, demand loans of $13,072 to the Company.

The president-director intends to issue the remaining 5,500,000 common shares to himself, and others, during July 2003.

4.        GOING CONCERN

The Company does not have the working capital to service its debt and for any future planned activity. The Company's management believes they can obtain the necessary working capital needed to pay its debt and for any future planned activity by receiving additional loans from officers, and by additional equity funding, which will enable the Company to operate for the coming year.